SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 27, 2000



                        First Entertainment Holding Corp.
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             (Exact name of registrant as specified in its charter)



              Nevada                     0-15435                  84-0974303
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           (State or other jurisdiction (Commission File (IRS Employer of incorporation) Number) Identification No.)



                   5495 Marion Street, Denver, Colorado 80216
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               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (303) 382-1500
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Item 9. Regulation FD Disclosure.
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     First  Entertainment  Holding Corp. has entered into a letter of intent for the sale of the 80% of the stock of First Films, Inc. owned by First Entertainment. First Films, Inc. owns 100% of the stock in Comedy Works Inc. The letter of intent provides for First Entertainment to receive consideration of $300,000, payable $275,000 in cash and $25,000 by forgiveness of indebtedness. The completion of this sale is subject to entering into a definitive agreement, the parties' respective due diligence reviews and obtaining necessary approvals.

     In accordance with General instruction B.2. of Form 8-K, the information in this report shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing. This report does not constitute a determination of whether any information included in this report is material.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  December 28, 2000                FIRST ENTERTAINMENT HOLDING CORP.



                                        By: /s/ Howard B. Stern
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                                        Howard B. Stern, Chief Executive Officer